Presenting Coca-Cola European Partners August 6, 2015 Exhibit 99.1

Included in this presentation are forward-looking management comments and other statements that reflect management’s
current outlook for future periods.
Included in this presentation are forward-looking management comments and other statements that reflect management’s
current outlook for future periods.
As always, these expectations
are based on currently available
competitive, financial, and
economic data along with our
current operating plans and are
subject to risks and uncertainties
that could cause actual results to
differ materially from the results
contemplated by the forward-
looking statements.
The forward-looking statements
in this presentation should be
read in conjunction with the risks
and uncertainties discussed in
our filings with the Securities and
Exchange Commission (“SEC”),
including our most recent Form
10-K and other SEC filings.

3 COCA-COLA EUROPEAN PARTNERS OVERVIEW COCA-COLA EUROPEAN PARTNERS OVERVIEW COCA-COLA EUROPEAN PARTNERS BACKGROUND COCA-COLA EUROPEAN PARTNERS BACKGROUND TRANSACTION HIGHLIGHTS TRANSACTION HIGHLIGHTS

•
Combines bottling operations of Coca-Cola Enterprises
(CCE), Coca-Cola Iberian Partners (CCIP), and Coca-Cola
Erfrischungsgetränke
(CCEAG) into a new Western
European bottler, Coca-Cola European Partners (CCEP),
serving over 300 million consumers across 13 countries
•
Combined company pro forma 2015 expected annual net
revenues of $12.6 billion and EBITDA of $2.1 billion
(before synergies)
•
CCE shareowners to own 48%, CCIP shareowners to
own 34%, and The Coca-Cola Company (TCCC) to own
18% of CCEP on a fully diluted basis
•
CCE shareowners to receive one share of CCEP and a
cash payment of $14.50 per share of CCE
•
CCEP will be headquartered and incorporated in the
United Kingdom and publicly traded on the Euronext
Amsterdam, NYSE, and Madrid Stock Exchange
* Owned by controlling shareowner of CCIP, expected to be contributed to CCIP prior to closing
Norway
Sweden
Netherlands
Germany
France
Great
Britain
Iceland*
Spain
Portugal
Andorra
Luxembourg
Monaco
Belgium

•
Enhances alignment of the Coca-Cola system (TCCS) to compete more effectively across Western Europe with world-class production, sales, and distribution platforms
•
Strategically optimizes TCCS to drive growth in the Western European
Non-Alcoholic Ready-To-Drink (NARTD) market
•
Improves service to customers and consumers through a more consistent strategy for product and brand development across Western Europe
•
Increases scale and flexibility with a broader geographic footprint
•
Expected to realize annual run-rate pre-tax savings of approximately $350 to
$375 million within 3 years of closing
•
Leverages best practices and strong leadership from CCE, CCIP, and CCEAG

•
CCE shareowners
to receive one share of CCEP and a cash payment of $14.50
per share of CCE
•
Participation in long-term upside from ownership in CCEP
•
Expected
pre-tax, run-rate savings of approximately $350 to $375 million within 3 years of closing
•
Solid earnings growth and robust cash flow generation
•
Continued strong focus on driving shareowner value
•
CEO: John Brock, Chairman and CEO of CCE
•
COO:
Damian
Gammell,
CEO
of
Anadolu
Efes
•
CFO: Nik Jhangiani, CFO of CCE
•
CIO*: Victor Rufart, General Manager of CCIP
Substantial
Value
Creation
Proven
Management
Team
* Chief Integration Officer

•
Committed to investment grade capital structure for long-term sustainability
•
Transaction
financed
with
~$3.3
billion
funded
by
the
new
company
using
newly issued debt
•
Expected to have 2015 pro forma net debt to EBITDA ratio of ~3.5x; given anticipated cash flows, expect to de-lever to ~2.5x by year-end 2017
•
Intends
to
operate
within
a
2.5x
to
3.0x
net
debt
ratio
longer
term
•
CCEP to target attractive total return to shareowners
•
Expected
dividend payout of 30% to 40% of net income over time
•
Potential for excess cash return to shareowners to resume once appropriate net leverage reached
•
Transaction expected to close during Q2 2016
•
Closing subject to CCE shareowner, regulatory, and other approvals
Capital
Structure
Capital
Return
Expected
Timing

8 COCA-COLA EUROPEAN PARTNERS OVERVIEW COCA-COLA EUROPEAN PARTNERS BACKGROUND TRANSACTION HIGHLIGHTS

•
Creates the largest independent Coca-Cola bottler based on net revenues
•
Combines bottling operations of CCE, CCIP, and CCEAG into a new Western
European bottler, serving over 300 million consumers across 13 countries
•
Strategically positions CCEP to drive growth in the Western European NARTD market
•
Builds on each bottler’s capabilities to create more efficient and effective operations in their respective markets
•
Expected to realize annual run-rate pre-tax savings of approximately $350 to $375 million within 3 years of closing

Today
New Structure
CCIP
HoldCo
Public
100%
100%
100%
18%
34%
48%
+
$14.50/share
in cash
(~$3.3bn)
for CCE
Shareowners
Family
shareholders
CCE
Shareholders
Coca-Cola
European
Partners
•
CCE, CCIP, and CCEAG will merge their operations across Europe under a new UK company, CCEP
•
CCE shareowners to own 48%, CCIP shareowners to own 34%, and TCCC to own 18% of CCEP on a fully diluted basis
Private
Incorporated in Germany
Private
Incorporated in Spain
NYSE: CCE
Incorporated in the US
Euronext Amsterdam (ASX)
New York Stock Exchange (NYSE)
Madrid Stock Exchange
Incorporated in the UK

Pro Forma 2014 Net Revenue of $12.4B
CCE
CCEAG
CCIP
Norway
Sweden
Netherlands
Germany
France
Great
Britain
Iceland
Spain
Portugal
Andorra
Luxembourg
Monaco
Belgium
Note:
Financials based on exchange rates of 1.12 $/€, 1.57 $/£, 0.14 $/NOK and 0.12 $/SEK
Great
Britain
20%
Germany
19%
France
18%
BeNeLux
13%
Norway
4%
Sweden
4%
Portugal
1%
Iceland
<1%
Spain 21%

12 Volume (bn unit cases) 2.5 3.4 1.3 2.0 1.3 0.2 0.6 0.5 1.1 0.3 0.7 $12.4 Source: 2014 company filings, FactSet; numbers are rounded

•
Serves 13 countries in
Western Europe
•
Consumer population
base of over 300
million
•
Over 50 bottling
plants and ~27,000
associates
•
Leading position in
every country
Source: Euromonitor
(a)
Does not include Luxembourg.
Portugal
Pop: 11m
Soft Drinks: 1.4bn
TCCC: 0.1bn
Norway
Pop: 5m
Soft Drinks: 0.7bn
TCCC: 0.2bn
NARTD Market Position
#
#1
#1
Iceland
Pop: 0.3m
Sweden
Pop: 10m
Soft Drinks: 1.1bn
TCCC: 0.3bn
Great Britain
Pop: 64m
Soft Drinks: 8.7bn
TCCC: 1.9bn
France
Pop: 65m
Soft Drinks: 12.6bn
TCCC: 1.4bn
Spain
Pop: 47m
Soft Drinks: 9.4bn
TCCC: 1.8bn
#1
Germany
Pop: 84m
Soft Drinks: 20.0bn
TCCC: 2.1bn
The Netherlands
Pop: 17m
Soft Drinks: 2.3bn
TCCC: 0.4bn
Belgium/Lux.
Pop: 12m
Soft Drinks: 2.5bn
(a)
TCCC: 0.6bn
#1
#1
#1
#1
#1
#1
#1

Leading Coca-Cola System Bottler
Supply Chain
Excellence
World-Class
Sales Team
Large Store
Expertise
Excellence in
Industrial
Productivity
Excellence in
TCCC Partnership
Model
World-Class
Segmentation of
and Execution in
Outlets
Customer
Engagement &
Loyalty
Winning
Household
Penetration
Strategy
Discounter
Expertise

Topline Growth
Supply Chain
Operating
Expenditures
Expected annual run-rate pre-tax savings of
approximately $350 to $375 million within 3 years of closing
•
Shared vision between
TCCC and CCEP to drive
growth in Western Europe
•
Become a better
commercial partner to pan-
European, large, local, and
independent customers
•
Scale and speed to win in
new categories (e.g., stills)
•
Increase efficiency and
effectiveness of
manufacturing footprint
and warehouse operations
•
Savings opportunities in
procurement of direct and
indirect categories
•
Opportunity to share core
support functions across
the new company
•
Reduce management team
duplications
•
Adjust required
headquarters facilities

Key Pro Forma Metrics
2014
2015E
Net Revenue
EBITDA (before Synergies)
Operating Income (before Synergies)
Run-Rate Annual Pre-Tax Savings
(a)
2015 Net Debt/EBITDA
Effective Tax Rate
$12.4bn
$1.9bn
$1.5bn
$12.6bn
$2.1bn
$1.6bn
~$350 to $375m
~3.5x
26%
-
28%
Note:
Financials based on exchange rates of 1.12 $/€, 1.57 $/£, 0.14 $/NOK and 0.12 $/SEK
(a)
Implemented within 3 years of closing

•
John Brock, Chairman and CEO of CCE
•
9 years of experience in the Coca-Cola System
•
20+ years management experience with leading European beverage companies
—
Former CEO of InBev
(2003-2005)
—
COO of Cadbury Schweppes (1999-2002)
—
Served as Director of Campbell Soup Company and Interbrew/Inbrew
•
40+
years
experience in
beverage and consumer products industries, particularly in Western Europe
•
Damian
Gammell,
CEO
of
Anadolou
Efes
•
24 years experience in the Coca-Cola System with key leadership positions
—
Former CEO of Coca-Cola
Içecek, former CEO of CCEAG, former Commercial Director of Coca-Cola
Amatil, former CEO of Coca-Cola Hellenic Russia
•
Named a Young Global Leader by the World Economic Forum in 2009
•
Nik Jhangiani, CFO of CCE
•
15+
years
of
experience
in
the
Coca-Cola
System
and
20+
years
as
finance
executive
in
global
markets
—
Former VP of Finance of CCE, former Group CFO of Bharti Enterprises, former CFO of Coca-Cola
Hellenic Bottling Company (2004-2009)
•
V
íctor
Rufart, General Manager of CCIP
•
25 years of experience in the Coca-Cola System
—
Former General
Manager of Cobega
—
Mr.
Rufart
successfuly
led the integration of the 8 Spanish and Portuguese bottlers that formed CCIP
.

CCEP Board of Directors
Key Contract Provisions
•
Sol Daurella,
Chairwoman of CCIP, to serve
as Chairwoman of CCEP
•
John Brock, CEO of CCE, to serve as director
•
17-member
Board with majority (9)
independent non-executive directors (INEDs)
•
7 INEDs selected by CCE
•
2 additional INEDs with EU experience
•
5 directors selected by CCIP, including
Chair
•
2 directors selected by TCCC, and
•
CEO to serve as director
•
The Senior Independent Director to be
selected by the Board
•
New 10 + 10 bottling agreement
•
Initial four-year incidence pricing agreement
extending economic terms currently in place
in each respective territory

19 • File Form F-4 registration statement with the SEC • CCE shareowner vote to approve the transaction • Customary regulatory reviews • Closing expected in the second quarter of 2016

•
Strengthens the Coca-Cola System in Western Europe
•
Strong strategic and economic rationale
•
Delivers significant value to shareowners
•
CCEP is an attractive long term total return investment opportunity

21 COCA-COLA EUROPEAN PARTNERS OVERVIEW COCA-COLA EUROPEAN PARTNERS BACKGROUND TRANSACTION HIGHLIGHTS

Strong track record of focusing on cash flow
generation and delivering shareowner value
Refreshing 170 million consumers annually with
1.3 billion unit cases manufactured and distributed
from 17 production facilities by ~12k employees
Diversified geographic footprint covering territories
with stable economies, affluent consumers, and
growing population
Geographic Sales Mix
Product Volume Mix*
Source:
CCE 2014 10-K
* CSD = Carbonated
Soft
Drinks,
NCB
=
Non-Carbonated
Soft
Drinks
CSD
87%
NCB
10%
Water
3%
Great
Britain
34%
France
30%
Belgium
15%
The
Netherlands
8%
Norway
7%
Sweden
6%

TCCC creates
CCE; NYSE
listing
CCE Merges with
Johnston
Bottling Group
1986
1991
1993
1996
1997
1998
1999
2010
Current
Netherlands
acquisition
Northern France
& Belgium
acquired
Great
Britain &
Canada
acquired
Luxembourg
acquired
Southern
France
acquired
North America
sold; Norway &
Sweden
acquired
Focus on
maximizing
FCF and return
of cash to
shareowners
Evolution from a US bottler to a European bottler
Creation
NA and EU Expansion
Transformation
1
2
3

Exclusive bottler for Coca-Cola in Spain, Portugal,
Iceland, and Andorra
Refreshing 57 million consumers annually with
0.5 billion unit cases manufactured and distributed
from 17 production facilities by ~5k employees
Leading player in CSDs in Spain and Portugal and
leading player in NCBs in Spain
Geographic Sales Mix
Product Volume Mix
Source:
Company
internal
reports
CSD
80%
NCB
11%
Water
9%
Spain
94%
Portugal
5%
Iceland
1%

Formation of
CCIP through
the merger of 8
bottlers
Feb 2013
Beginning
of the
integration
process
Jun 2013
End of the
integration
process
Dec 2014
Ongoing
Further margin
improvement
initiatives
~1950
60+ years of
experience of
success and value
creation in the
bottling business
for TCCC
CCIP was formed
through
the
merger
of
8
bottlers
–
successful
integration
process and further margin improvement initiatives underway

Continuous gain of CSD volume share since 2010
Refreshing 80 million consumers annually with
0.7 billion unit cases manufactured and distributed
from 20 production facilities by ~10k employees
Highest customer satisfaction score of NARTD
manufacturers and top workplace in FMCG industry
Product Volume Mix
Source:
Company
internal
reports
CSD
86%
NCB
3%
Water
11%

Coca-Cola has transformed its German bottling network from a fragmented patchwork of individually owned local bottlers to a single bottler for the entire
German market
1946
2007
2008
2009
2010
…
2014
1974
1998
124
bottlers
1
bottler
116
bottlers
8
bottlers
Bottler Integration:
Financial, legal &
organizational consolidation
Restructuring:
Production,
Distribution and HC
Scale / Coke One:
Harmonization of
processes & systems

Presenting Coca-Cola European Partners August 6, 2015

Forward-Looking Statements
This communication
may
contain
statements,
estimates
or
projections
that
constitute
“forward-looking
statements”
as
defined
under
U.S.
federal
securities
laws.
Generally,
the
words
“believe,”
“expect,”
“intend,”
“estimate,”
“anticipate,”
“project,”
“plan,”
“seek,”
“may,”
“could,”
“would,”
“should,”
“might,”
“will,”
“forecast,”
“outlook,”
“guidance,”
“possible,”
“potential,”
“predict”
and
similar
expressions
identify
forward-looking
statements,
which
generally
are
not
historical
in
nature.
Forward-looking
statements
are
subject
to
certain
risks
and
uncertainties
that
could
cause
actual
results
to
differ
materially
from
The
Coca-Cola
Company’s
(“KO”),
Coca-Cola
Enterprises,
Inc.’s
(“CCE”)
or
Spark
Orange
Limited’s
(“CCEP”)
historical
experience
and
their
respective
present
expectations
or
projections,
including
expectations
or
projections
with
respect to the transaction. These risks include, but are not limited to, obesity concerns; water scarcity and poor quality; evolving consumer preferences; increased competition
and
capabilities
in
the
marketplace;
product
safety
and
quality
concerns;
perceived
negative
health
consequences
of
certain
ingredients,
such
as
non-nutritive
sweeteners
and
biotechnology-derived
substances,
and
of
other
substances
present
in
their
beverage
products
or
packaging
materials;
increased
demand
for
food
products
and
decreased
agricultural
productivity;
changes
in
the
retail
landscape
or
the
loss
of
key
retail
or
foodservice
customers;
an
inability
to
expand
operations
in
emerging
or
developing
markets;
fluctuations
in
foreign
currency
exchange
rates;
interest
rate
increases;
an
inability
to
maintain
good
relationships
with
their
partners; a
deterioration
in
their
partners’
financial
condition;
increases
in
income
tax
rates,
changes
in
income
tax
laws
or
unfavorable
resolution
of
tax
matters;
increased
or
new
indirect
taxes
in
the
United
States
or
in
other
tax
jurisdictions;
increased
cost,
disruption
of
supply
or
shortage
of
energy
or
fuels;
increased
cost,
disruption
of
supply or
shortage
of
ingredients,
other
raw
materials
or
packaging
materials;
changes
in
laws
and
regulations
relating
to
beverage
containers
and
packaging;
significant
additional
labeling
or
warning
requirements
or
limitations
on
the
availability
of
their
respective
products;
an
inability
to
protect
their
respective
information
systems
against
service
interruption,
misappropriation
of
data
or
breaches
of
security;
unfavorable
general
economic
or
political
conditions
in
the
United
States,
Europe
or
elsewhere;
litigation or
legal
proceedings;
adverse
weather
conditions;
climate
change;
damage
to
their
respective
brand
images
and
corporate
reputation
from
negative
publicity,
even
if
unwarranted,
related
to
product
safety
or
quality,
human
and
workplace
rights,
obesity
or
other
issues;
changes
in,
or
failure
to
comply
with,
the
laws
and
regulations
applicable
to
their
respective
products
or
business
operations;
changes
in
accounting
standards;
an
inability
to
achieve
their
respective
overall
long-term
growth
objectives;
deterioration
of
global
credit
market
conditions;
default
by
or
failure
of
one
or
more
of
their
respective
counterparty
financial
institutions;
an
inability
to
timely
implement
their
previously
announced
actions
to
reinvigorate
growth,
or
to
realize
the
economic
benefits
they
anticipate
from
these
actions;
failure
to
realize
a
significant
portion
of
the
anticipated
benefits
of
their
respective
strategic
relationships,
including
(without
limitation)
KO’s
relationship
with
Keurig
Green
Mountain,
Inc.
and
Monster
Beverage
Corporation;
an
inability
to
renew
collective
bargaining
agreements
on
satisfactory
terms,
or
they
or
their
respective
partners
experience
strikes,
work
stoppages
or
labor
unrest;
future
impairment
charges;
multi-employer
plan
withdrawal
liabilities
in
the
future;
an
inability
to
successfully
manage
the
possible
negative
consequences
of
their
respective
productivity
initiatives;
global
or
regional
catastrophic
events;
risks
and
uncertainties
relating
to
the
transaction,
including
the
risk
that
the
businesses
will
not
be
integrated
successfully
or
such
integration
may
be
more
difficult,
time-consuming
or
costly
than
expected,
which
could
result
in
additional
demands
on
KO’s
or
CCEP’s
resources,
systems,
procedures
and
controls,
disruption
of
its
ongoing
business
and
diversion
of
management’s
attention
from
other
business
concerns,
the
possibility
that
certain
assumptions
with
respect
to
CCEP
or
the
transaction
could
prove
to
be
inaccurate,
the
failure
to
receive,
delays
in
the
receipt
of,
or
unacceptable
or
burdensome
conditions
imposed
in
connection
with,
all
required
regulatory
approvals
and
the
satisfaction
of
the
closing
conditions
to
the
transaction,
the
potential
failure
to
retain
key
employees
of
CCE,
Coca-Cola
Iberian
Partners,
S.A.’s
(“CCIP”)
as
a
result
of
the
proposed
transaction
or
during
integration
of
the
businesses
and
disruptions
resulting
from
the
proposed
transaction,
making
it
more
difficult
to
maintain
business
relationships;
and
other
risks
discussed
in
KO’s
and
CCE’s
filings
with
the
Securities
and
Exchange
Commission
(the
“SEC”),
including
their
respective
Annual
Reports
on
Form
10-K
for
the
year
ended
December
31,
2014,
subsequently
filed
Quarterly
Reports
on Form
10-Q
and
Current
Reports
on
Form
8-K,
which
filings
are
available
from
the
SEC.
You
should
not
place
undue
reliance
on
forward-looking
statements,
which
speak
only
as
of
the
date
they
are
made.
None
of
KO,
CCE,
CCIP
or
CCEP
undertakes
any
obligation
to
publicly
update
or
revise
any
forward-looking
statements,
whether
as a
result
of
new
information,
future
events,
or
otherwise.
None
of
KO,
CCE,
CCIP
or
CCEP
assumes
responsibility
for
the
accuracy
and
completeness
of
any
forward-
looking
statements.
Any
or
all
of
the
forward-looking
statements
contained
in
this
filing
and
in
any
other
of
their
respective
public
statements
may
prove
to
be
incorrect.

Important
Additional
Information
and
Where
to
Find
It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.
In connection with the proposed transaction, CCEP will file with the SEC a registration statement on Form F-4 that will include
a
preliminary
proxy
statement/prospectus
regarding
the
proposed
transaction.
After
the
registration
statement
has
been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to CCE’s stockholders in connection
with
the
proposed
transaction.
INVESTORS
ARE
URGED
TO
READ
THE
PROXY
STATEMENT/PROSPECTUS
(INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE
TRANSACTION FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN
IMPORTANT
INFORMATION
ABOUT
THE
PROPOSED
TRANSACTION.
You
may
obtain
a
copy
of
the
proxy
statement/prospectus (when available) and other related documents filed by KO, CCE or CCEP with the SEC regarding the proposed transaction as well as other filings containing information, free of charge, through the website maintained by the SEC at www.sec.gov, by directing a request to KO’s Investor Relations department at (404) 676-2121, or to CCE’s Investor
Relations
department
at
(678)
260-3110,
Attn:
Thor
Erickson
–
Investor
Relations.
Copies
of
the
proxy
statement/prospectus
and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, when
available,
without
charge,
from
KO’s
website
at
www.coca-colacompany.com
under
the
heading
“Investors”
and
CCE’s
website
at
www.cokecce.com
under
the
heading
“Investors.”
Participants in Solicitation
KO, CCE and CCEP and their respective directors, executive officers and certain other members of management and employees
may
be
deemed
to
be
participants
in
the
solicitation
of
proxies
in
favor
of
the
proposed
merger.
Information
regarding
the
persons
who
may,
under
the
rules
of
the
SEC,
be
considered
participants
in
the
solicitation
of
proxies
in
favor
of
the
proposed
merger
will
be
set
forth
in
the
proxy
statement/prospectus
when
it
is
filed
with
the
SEC.
You
can
find
information
about KO’s and CCE’s directors and executive officers in their respective definitive proxy statements filed with the SEC on
March 12, 2015, and March 11, 2015, respectively. You can obtain free copies of these documents from KO and CCE, respectively, using the contact information above.
Information regarding CCEP’s directors and executive officers will be available in the proxy statement/prospectus when it is filed with the SEC.